SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 25, 2003

(Date of Earliest Event Reported)

CAPITAL AUTOMOTIVE REIT

(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Organization)	000-23733 (Commission File Number)	54-1870224 (I.R.S. Employer Identification Number)

8270 Greensboro Drive, Suite 950, McLean, Virginia (Address of Principal Executive Offices)	22102 (Zip Code)

(703) 288-3075

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     In connection with the filing of the Company’s shelf registration statement on Form S-3 (the “Shelf Registration Statement”) concurrently with the filing of this Form 8-K and in order to obtain the consent of Ernst & Young LLP to the incorporation by reference into the Shelf Registration Statement of its audit report contained in the annual report of Capital Automotive REIT (the “Company”) on Form 10-K for the fiscal year ended December 31, 2002 (the “2002 Form 10-K”), applicable rules of the Securities and Exchange Commission require the Company to revise those financial statements to appropriately reflect Statement of Financial Accounting Standards No. 145 (“SFAS 145”), which became effective for the Company’s fiscal year beginning on January 1, 2003. SFAS 145 requires that any gain or loss on extinguishment of debt that was classified as an extraordinary item in prior periods presented that does not meet the criteria in Accounting Principles Board Opinion No. 30 for classification as an extraordinary item be reclassified.

     During the third quarter of 2001, the Company converted $150 million of debt from fixed to variable rate which was considered a significant modification of debt resulting in a write-off of the remaining deferred loan fees which was classified as an extraordinary item of $526,000 net of minority interest. As a result of SFAS 145, the Company has reclassified the extraordinary item to interest expense totaling $702,000 before minority interest. This reclassification results in a decrease in income from continuing operations before minority interest for 2001, but has no impact on the Company’s net income. During the second quarter of 2002, the Company incurred third party costs of $265,000 relating to a debt securitization, which costs were not characterized as a significant modification of debt. These costs were listed under a separate expense line item called “Modification of Debt.” The Company has reclassified these costs and included them as interest expense. This reclassification has no impact on income from continuing operations before minority interest or net income. Other than as described above, the audited financial statements for fiscal years ended December 31, 2002, 2001 and 2000 contain no adjustments to or other changes from the financial statements audited by Ernst & Young LLP for those fiscal years included in the 2002 Form 10-K.

     The Company is filing this Form 8-K to make its revised audited financial statements for each of its fiscal years ended December 31, 2002, 2001 and 2000 publicly available and to update the disclosures in Items 6, 7 and 8 of the Company’s Form 10-K for each of those fiscal years to reflect the changes in the financial statements for those years. All other portions of each Form 10-K are unchanged and none of the other information contained in any of the Company’s Forms 10-K has been updated.

Item 7 Financial Statements and Exhibits

(c)		Exhibits

	Exhibit 23.1	Consent of Ernst & Young LLP

	Exhibit 99.1	Revised disclosures in Items 6, 7 and 8 of the Company’s Form 10-K for the fiscal years ended December 31, 2002, 2001 and 2000

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT

By: /s/ David S. Kay David S. Kay Senior Vice President and Chief Financial Officer

Dated: June 25, 2003

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Revised disclosures in Items 6, 7 and 8 of the Company’s Form 10-K for the fiscal years ended December 31, 2002, 2001 and 2000